SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) March 1, 2001


                                  PRAXAIR, INC.
             (Exact Name of Registrant as Specified in Its Charter)


DELAWARE

(State or Other Jurisdiction of Incorporation)

1-11037                                      06-124-9050
(Commission File Number)                    (IRS Employer Identification No.)


39 OLD RIDGEBURY ROAD, DANBURY, CT                            06810-5113
(Address of Principal Executive Offices)                      (Zip Code)


(203)837-2000
(Registrant's Telephone Number, Including Area Code)


N/A

(Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  Other Events

                  Filed as part of this Current Report on Form 8-K are the audited consolidated financial statements, management's discussion and analysis and five year financial summary of Praxair, Inc., for the years ended December 31, 2000.

ITEM 7(c).        Exhibits

                  12.01    Computation of Ratio of Earnings to Fixed Charges

                  23.01    Consent of Independent Accountants,
                           PricewaterhouseCoopers LLP.

                  99.01 Audited consolidated financial statements, management's discussion and analysis and the five year financial summary for the years ended December 31, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRAXAIR, INC.
                                            Registrant








Date: March 1, 2001              By: /S/ GEORGE P. RISTEVSKI
                                         George P. Ristevski
                                         Vice President and Controller
                                        (On Behalf of the Registrant and as
                                         Chief Accounting Officer)